UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 23, 2007

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       0-16132             22-2711928
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                      Identification No.)



         86 Morris Avenue, Summit, New Jersey                   07901
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000

             ------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS


              On March 23, 2007, Celgene Corporation announced that REVLIMID(R) (lenalidomide) has received a positive opinion from the European Medicines Agency (EMEA) for use in combination with dexamethasone as a treatment for patients with multiple myeloma who have received at least one prior therapy. The EMEA's Committee for Medicinal Products for Human Use (CHMP) has recommended approval for REVLIMID(R). The CHMP's positive opinion will be forwarded to the European Commission that generally follows the recommendation of the CHMP and issues final marketing approval within two to three months.

              Attached hereto and incorporated herein by reference as Exhibit
              99.1 is the Press Release announcing such information.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

              (d) Exhibit 99.1 - Press Release dated March 23, 2007







                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CELGENE CORPORATION



Date:  March 23, 2007                        By: /s/ David W. Gryska
                                                 ----------------------------
                                                 Name:  David W. Gryska
                                                 Title: Sr. Vice President and
                                                        Chief Financial Officer